Exhibit 99.1

Investor Slide Deck June 2016

Forward - Looking Statements This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, on Synthetic Biologics’ current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes,“ "estimates,” “indicates,” and similar expressions . These statements are based upon management’s current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our timeline for our SYN - 004 and SYN - 010 clinical trials and reporting of data, the size of the market, benefits to be derived from use of SYN - 004 and SYN - 010 , our anticipated patent portfolio, and our execution of our growth strategy . The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, our product candidates demonstrating safety and effectiveness, as well as results that are consistent with prior results, our ability to initiate clinical trials and if initiated, our ability to complete them on time and achieve the desired results and benefits, our clinical trials continuing enrollment as expected, our ability to obtain regulatory approval for our commercialization of product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for the specific indications, acceptance of our product candidates in the marketplace and the successful development, marketing or sale of our products, developments by competitors that render our products obsolete or non - competitive, our ability to maintain our license agreements, the continued maintenance and growth of our patent estate, our ability to become or remain profitable, our ability to establish and maintain collaborations, our ability to obtain or maintain the capital or grants necessary to fund our research and development activities, a loss of any of our key scientists or management personnel, and other factors described in Synthetic Biologics’ annual report on Form 10 - K for the year ended December 31 , 2015 , subsequent quarterly reports on Form 10 - Qs and any other filings we make with the SEC . The information in this presentation is provided only as of the date presented, and Synthetic Biologics undertakes no obligation to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law . 2

Company Highlights • Advancing and developing gut microbiome therapeutics while targeting pathogen - specific diseases • Two lead microbiome - focused, billion - dollar market potential drug candidates in Phase 2 • SYN - 010 is the only therapeutic in development that targets etiology of IBS - C symptoms - Phase 2 data demonstrate achievement of primary and secondary endpoints • SYN - 004 for prevention of C. difficile infection and antibiotic - associated diarrhea (AAD) - Phase 2a data demonstrate ceftriaxone is degraded to protect microbiome • Robust pipeline of discovery and preclinical therapeutic programs • Pertussis (Whooping Cough) • Phenylketonuria (PKU) • Oral Intestinal Alkaline Phosphatase (IAP) 3

Management Team • Jeffrey Riley, CEO Pfizer, Nichols Institute (Quest), SmithKline Beecham, QIC • Steven Shallcross , CFO Vanda Pharmaceuticals, Inc., Empire Petroleum Partners, LLC, Innocoll AG (formerly privately held Innocoll Holdings, Inc.) • Joseph Sliman, MD, MPH, SVP Clinical/Regulatory Vanda Pharmaceuticals, Inc., MedImmune , Inc., DynPort Vaccine • Raymond Stapleton, PhD, SVP, Manufacturing Merck & Co., Inc. • Michael Kaleko, MD, PhD, SVP R&D Genetic Therapy, Inc. (Novartis), Advanced Vision Therapies (currently known as Wellstat Ophthalmics ) • Klaus Gottlieb, MD, FACG, VP Clinical/Regulatory Quintiles, U.S. Food & Drug Administration • Deb Mathews, PharmD , VP Medical Affairs Bayer Healthcare Pharmaceuticals, Novartis • Isaac J. Bright, MD, VP Corporate Development Merieux Development, Medtronic 4

Product Pipeline

Therapeutic Area / Product Candidate	Discovery	Preclinical	Phase 1	Phase 2	Phase 3
IBS-C SYN-010[C] *Oral modified-release lovastatin lactone*					
Prevention of CDI and AAD SYN-004 *Oral enzyme to degrade IV Beta-lactam Antibiotics*					
Prevention of CDI and AAD SYN-007 *Oral enzyme to degrade orally administered Beta-lactam Antibiotics*					
Prevention of CDI and AAD SYN-006 *Oral enzyme to degrade IV Carbapenem Antibiotics*					
Prevention/Treatment of Pertussis (Whooping Cough) SYN-005[I,T] *Monoclonal antibodies*					
Phenylketonuria (PKU) SYN-200[I] *Biotherapeutics*					
Preserve gut microbiome and barrier/Treat Inflammation SYN-020 *Oral intestinal alkaline phosphatase*					

Completed Planned

C - Cedars-Sinai Medical Center collaboration
I - Intrexon Corporation collaboration
T - The University of Texas at Austin collaboration

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Milestones: Achieved & Upcoming Therapeutic Area/Product Candidate Timeline IBS - C – SYN - 010: Phase 2 (1 st study; acute, placebo - controlled) 2Q 2015 – Initiated Phase 2 4Q 2015 – Reported Phase 2 topline data Phase 2 (2 nd study; extension, SYN - 010 42mg) 4Q 2015 – Initiated Phase 2 1Q 2016 – Reported Phase 2 topline data Hold end of Phase 2 Meeting with FDA Summer 2016 Pivotal Phase 3 trial 2H 2016 – Initiate Phase 3 trial CDI/AAD Prevention – SYN - 004: Phase 1a/1b 1Q 2015 – Positive topline Phase 1b results 1Q 2015 – Positive Phase 1a/1b PK data Phase 2a open - label (1 st ileostomy study; ceftriaxone) 1Q 2015 – Initiated Phase 2a 4Q 2015 – Reported supportive Phase 2a topline data Phase 2a open - label (2 nd ileostomy study; ceftriaxone + PPI) 2Q 2015 – Initiated Phase 2a 2Q 2016 – Reported positive Phase 2a topline data Phase 2b proof - of - concept ( double - blind, placebo - controlled) 3Q 2015 – Initiated Phase 2b trial 2H 2016 – Interim analysis of blinded data by independent monitor committee 2017 – Plan to announce topline data from Phase 2b Pivotal Phase 3 trial(s) 2017 – Initiate Phase 3 trial(s) 6

Source: http://commonfund.nih.gov/hmp/overview.aspx US National Library of Medicine. Image source: Ottman N, et al. (2012) The function of our microbiota: who is out there and what do they do? Front. Cell. Inf. Microbio . 2:104. Human Microbiome > 1,000,000 Genes Human Genome 23,000 Genes 99% of Genes in the body are Microbial, NOT Human 7 Human body has 10 times as many microbial cells as human cells Microbiome r esponds to environmental conditions and life stages Human Microbiome Leveraging the microbiome could significantly change medicine

Diseases Directly Influenced by the Gut Microbiome

Microbial communities provide ample therapeutic targets



Actinobacteria
Corynebacterium
Propionibacterium
Other Actinobacteria
Bacteroidetes
Firmicutes
Lactobacillus
Staphylococcus
Streptococcus
Other Firmicutes
Fusobacteria
Proteobacteria
Oral Microbiome
Mouth: tonsils
Caries
Periodontal Diseases
Gingivitis
Gut Microbiome
Gut: stool
Obesity
Metabolic Syndrome
Diabetes
C. difficile Infection
Colorectal Cancer
Inflammatory Bowel Diseases
Psychiatric Disorders
Placenta Microbiome
Placenta: term birth
Pre-term Birth
Chorioamnionitis
Villitis
TORCH Infections
Skin Microbiome
Skin: antecubital fossa
Allergies
Acne
Psoriasis
Atopic Dermatitis
Ectodermal Dysplasia
Skin Cancer
Vagina Microbiome
Vagina
Vaginosis
Sexually Transmitted Diseases
Yeast Infection

Source: Belizário JE and Napolitano M (2015) Human microbiomes and their roles in dysbiosis, common diseases, and novel therapeutic approaches. Front. Microbiol. 6:1050

8

SYN - 010 Treatment of IBS - C

SYN - 010: Proprietary Modified - Release Lovastatin Lactone Designed to reduce methane production by M. smithii in the intestine Bacteroides thetaiotaomicron is one such bacterium Carbohydrates Methanobrevibacter smithii archea consumes hydrogen gas from Bacteroides and produces methane, which is lost from gut as “gas” Source: http://commons.wikimedia.org/wiki/File:Intestine_and_stomach_ - _transparent_ - _cut.png 10 Modulating M. smithii archea reduces methane release Many gut bacterium ferment carbohydrates, which releases H 2 and CO 2 Carbohydrates CH 4 Methane Gas CO 2 H 2

SYN-010 Inhibits Methane Formation

Anti-methanogenic therapy to normalize bowel habits in IBS-C

High levels of methane gas correlate to IBS-C or low spontaneous bowel movements

- **Pimentel, Mark**, Evelyn J. Chow, and Henry C. Lin. "**Normalization of lactulose breath testing correlates with symptom improvement** in irritable bowel syndrome: a double-blind, randomized, placebo-controlled study."
- Chatterjee, Soumya, et al. "The degree of **breath methane production in IBS correlates with the severity of constipation**."
- **Pimentel, Mark**. "Methane, a gas produced by enteric bacteria, **slows intestinal transit** and augments small intestinal contractile activity."
- **Pimentel, Mark**. "Methanogens in human health and disease."
- **Pimentel, Mark**, Yuthana Kong, and Sandy Park. "IBS subjects with methane on lactulose breath test have lower postprandial serotonin levels than subjects with hydrogen."
- Sahakian, Ara B., Sam-Ryong Jee, and **Mark Pimentel**. "Methane and the gastrointestinal tract."
- Parodi, Andrea, et al. "**Positive glucose breath testing is more prevalent in patients with IBS-like symptoms** compared with controls of similar age and gender distribution."

Source:
The American Journal of Gastroenterology 98.2 (2003): 412-419.
The American Journal of Gastroenterology 102.4 (2007): 837-841.
American Journal of Physiology-Gastrointestinal and Liver Physiology 290.6 (2006): G1089-G1095.
The American Journal of Gastroenterology Supplements 1.1 (2012): 28-33.
Digestive Diseases and Sciences 55.8 (2010): 2135-2143.
Digestive Diseases and Sciences 49.1 (2004): 84-87.
Journal of Clinical Gastroenterology 43.10 (2009): 962-966.

Mechanism of Methanogenesis



CO2
H2
Methanofuran
Ferredoxin red
Reduction of CO2 to formyl
H2O
Ferredoxin ox
O
Methanofuran — C —H Formyl
Methanopterin
O
Methanopterin — C —H
H2
F420 red
F ox
SYN-010
H2O
Reduction of formyl to methylene and then methyl
Methanopterin > C H2 Methylene
H2
F420 red
F420 ox
SYN-010
Methanopterin — C H3 Methyl
2H
CoenzymeM-SH
Na+ motive force
CoenzymeM-S — C H3
ATP
HS-CoenzymeB
Methyl reductase; F430 complex
CoenzymeM-S -S-CoenzymeB
Reduction of methyl group methane
C H4 Methane

Source: Gottlieb, K., *et al.* "Review article: inhibition of methanogenic archaea by statins as a targeted management strategy for constipation and related disorders." Alimentary Pharmacology & Therapeutics 43.2 (2016): 197-212.

11

Synthetic BIOLOGICS

IBS-C Market Overview[1]

SYN-010 targets an underlying cause vs competition

Product Candidate	SYN-010 *	Linzess	Amitiza	OTC Laxatives	Plecanatide	Tenapanor
Company	Synthetic	Allergan	Takeda	Various	Synergy	Ardelyx
Phase/Status	Phase 2	Marketed	Marketed	Marketed	Phase 3	Phase 3
Treat underlying cause of IBS-C	●	○	○	○	○	○
Does not cause severe diarrhea	●	○	○	○	○	◐
Treat symptoms	●	●	●	●	●	●
Relieves constipation	●	●	◐	●	●	●
Relieves abdomial pain & bloating	●	●	◐	◐	◐	●
Causes more regular bowel movements	●	●	◐	◐	●	●

*Based on two Phase 2 clinical trials and Company expectations

[1] Not a comprehensive list of pipeline products; representative of compounds that are furthest along in clinical development
Source: www.clinicaltrials.gov; GlobalData; Corporate pipeline websites

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13 Subjects who successfully completed Study 1 were transferred to active drug at Day 29 SYN - 010 Evaluated in IBS - C Patients in 2 Contiguous Studies 1 SYN - 010 21 mg (22) Placebo (22) SYN - 010 42 mg (19) | | | | | | | | | | | | | | Screen 1 7 14 21 28 35 42 49 56 63 70 77 84 Day CH 4 >10 ppm SYN - 010 42 mg (54) Study 1 Study 2 Lactulose breath test (LBT) Primary Endpoint: • Reduction of breath methane Secondary Endpoints: • Reduction in abdominal pain and bloating • Increase in complete spontaneous bowel movement (CSBM) 1 Weeks 1 - 4 randomized, blinded, placebo - controlled; weeks 5 - 12 open label

Monthly Responder as Defined by FDA • Monthly Responder* is an FDA recommended provisional primary endpoint in clinical trials for Irritable Bowel Syndrome with Constipation (IBS - C) • A Monthly Responder is defined as a subject who has a weekly response in at least 50% of the weeks of treatment during the month • A Weekly Responder* is defined as a subject who experiences: 1. A decrease in weekly average score for worst abdominal pain in the past 24 hours of at least 30% compared with Study 1 Baseline, AND 2. A stool frequency increase of 1 or more complete spontaneous bowel movements per week compared with Study 1 Baseline 14 *As defined by the Food and Drug Administration’s Center for Drug Evaluation and Research (CDER): Guidance for Industry Irrit abl e Bowel Syndrome - Clinical Evaluation of Drugs for Treatment, May 2012

Study 2: SYN - 010 in IBS - C Patients, 12 Weeks of Treatment Dose Weeks 1 - 4 Dose Weeks 5 - 12 *Paired t - test vs Baseline (Day 1). a Subjects with unchanged dose had the smallest change from Study 1 to Study 2 15 SYN - 010 changes in IBS Symptom Severity Score vs study 1 baseline (day 1) SYN - 010 changes the percentage of monthly responders SYN - 010 21 mg SYN - 010 42 mg SYN - 010 42 mg SYN - 010 42 mg All SYN - 010 42mg Placebo SYN - 010 42 mg *P=0.0042 *P <0.0001 *P=0.0018 *P=0.0012 Day 1 | 28 | 84 Day 1 | 28 | 84 Day 1 | 28 | 84 Day 1 | 28 | 84 Δ = +7.1% a Δ = +37.6% Δ = +40.0% Δ Study 1 → 2 0.0% 4.5% 10.5% 40.0% 42.1% 17.6% 46.2% 47.4% 33.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% % Subject with Monthly Response Placebo SYN - 010 42 mg SYN - 010 42 mg SYN - 010 21 mg SYN - 010 42 mg SYN - 010 42 mg SYN - 010 42 mg SYN - 010 42 mg SYN - 010 42 mg Dose Weeks 1 - 4 Dose Weeks 5 - 8 Dose Weeks 9 - 12

Study 2: SYN-010 in IBS-C Patients, 12 Weeks of Treatment

SYN-010 changes in bloating score vs study 1 baseline (day 1)



Week 4 | 8 | 12
Week 4 | 8 | 12
Week 4 | 8 | 12
Week --| 8 | 12
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
% Change in Abdom Pain Score vs. Baseline (Day 1)
*P=0.04
*P=0.001
†P=0.005
*P=0.0001
†P=0.0006
*P=0.001
*P<0.0001
†P=0.0008
*P<0.0001
†P=0.001
*P=0.0001
*P=0.0003
†P=0.0051
*P=0.0017
†P=0.0032
*P<0.0001
†P<0.0001
*P<0.0001 vs Day 1
†P<0.0001 vs Day 28
Dose Weeks 1-4
Dose Weeks 5-12
Placebo
SYN-010 42 mg
SYN-010 21 mg
SYN-010 42 mg
SYN-010 42 mg
SYN-010 42 mg
--
All SYN-010 42 mg

SYN-010 changes in abdominal pain score vs study 1 baseline (day 1)



Week 4 | 8 | 12
Week 4 | 8 | 12
Week 4 | 8 | 12
Week --| 8 | 12
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
% Change in Abdom Pain Score vs. Baseline (Day 1)
*P=0.02
*P=0.0047
†P=0.0293
*P<0.0001
†P=0.0003
*P=0.0106
*P=0.0026
†P=0.0094
*P=0.0037
†P=0.0112
*P=0.0013
*P=0.0001
†P=0.0059
*P=0.0001
†P=0.0082
*P<0.0001
†P<0.0001
*P<0.0001 vs Day 1
†P<0.0001 vs Day 28
Dose Weeks 1-4
Dose Weeks 5-12
Placebo
SYN-010 42 mg
SYN-010 21 mg
SYN-010 42 mg
SYN-010 42 mg
SYN-010 42 mg
--
All SYN-010 42 mg

**Paired t-test vs Day 1; †Paired t-test vs Day 28. Error bars are SD.*

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Synthetic BIOLOGICS

Study 1: Use of Rescue Medication Lower use of rescue medication for SYN - 010 vs. placebo ( mITT ) *p=0.013 vs Placebo † p =0.03 vs Placebo Fisher’s exact test % Subjects using RLax ® ( bisacodyl ; 5 mg) in Study 1 4/22* 4/19 † 12/22 Daily use of RLax ® ( bisacodyl ; 5 mg) in Study 1 >60% Less Rescue Medication Used in SYN - 010 Treatment Groups 17

1 Study 2: SYN - 010 in IBS - C Patients, 12 Weeks of Treatment Inverse correlation between breath methane AUC and bowel movements CSBMs SBMs Data are for all subjects at Week 12 (at least 8 weeks of SYN - 010 42 mg) Data are for all IBS - C patients at Week 12 (at least 8 weeks of SYN - 010 42 mg) • Higher breath methane AUC associated with fewer CSBMs (p=0.0259) • Similar inverse correlation for SBMs (p=0.0028) Spontaneous Bowel Movement (SBM) defined as a stool not induced by rescue medication Complete Spontaneous Bowel Movement (CSBM) defined as an SBM associated with a sensation of complete evacuation

19 SYN - 010 Monthly Response Rate Components % Responders increased over time when transferred to SYN - 010 42 mg Study 1 (Randomized) Study 2 (Open Label) Δ Study 1 → 2 Dose Week 4 Dose Week 8 Week 12 Week 8 - Week 4 % Subjects With Increase of ≥1 CSBM per Week vs Baseline Placebo 21 mg 42 mg 24% (4/17) 40% (8/20) 29% (5/17) 42 mg 42 mg 42 mg 47% (7/15) 58% (11/19) 31% (5/16) 57% (8/14) 78% (14/18) 31% (5/16) +23% +18% +2% a % Subjects with ≥30% Decrease in Abdominal Pain Score vs Baseline Placebo 21 mg 42 mg 25% ( 4/16) 25% (5/20) 44% (7/16) 42 mg 42 mg 42 mg 50% (6/12) 53% (10/19) 60% (9/15) 83% (10/12) 41% (7/17) 64% (9/14) +25% +28% +16% a % Subjects with ≥30% Decrease in Bloating Score vs Baseline Placebo 21 mg 42 mg 25% (4/16) 35% (7/20) 50% (8/16) 42 mg 42 mg 42 mg 50% (6/12) 63% (12/19) 67% (10/15) 83% (10/12) 76% (13/17) 71% (10/14) +25% +28% +17% a a Subjects with unchanged dose (SYN - 010 42 mg) had the smallest changes from Study 1 to Study 2

20 SYN - 010 Comparison to Competitor Therapies SYN - 010 has a similar overall response rate* without causing diarrhea Drug Overall Response* Defined as ≥30% decrease in weekly average abdominal pain score AND an increase in ≥1 CSBM per week vs baseline in ≥50% of the weeks of treatment. *Response rates were not corrected for Placebo as SYN - 010 was open - label. † One reported incidence of diarrhea in SYN - 010 study not related to study drug Chey WD et al. (2012) Am J Gastroenterol . 107(11):1702 - 12 Synergy Investor Presentation, December 2015 †Per investigator, single reported occurrence of diarrhea related to gastroenteritis and not linked to study drug 39.2% (20/51) 41.9% (36/86) 33.7% (135/401) 1.9% (1/54) † 9.3% (8/86) 19.7% (79/402)

21 Study 2: SYN - 010 in IBS - C Patients, 12 Weeks of Treatment SYN - 010 does not result in adverse changes to lipid profiles Dose Days 1 - 28 Dose Days 29 - 84 Triglycerides Cholesterol LDL - C SYN - 010 Dose Baseline Value (mean ± SD [n] mmol /L) Days 1 - 28 / 29 - 84 Cholesterol LDL - C Triglycerides Normal Range 0 - 5.2 0 - 2.6 0 - 1.68 Placebo/42 mg 5.4 ± 1.0 [17] 3.4 ± 10 [17] 1.7 ± 0.9 [17] 21 mg/42 mg 5.0 ± 1.0 [20] 2.9 ± 0.9 [20] 1.8 ± 2.0 [20] 42 mg/42 mg 5.3 ± 1.0 [17] 3.4 ± 0.8 [17] 1.4 ± 0.6 [17] No Clinically - Meaningful Impact on Lipid Markers Including Cholesterol, LDL - C, and Triglycerides

Patented Methods of Treatment (Broadest Indication) Expires 2023 Patented and Pending Methods of Treating Constipation with SYN - 010 in Screened Patients Expires 2034 Pending Patent Applications on SYN - 010 Formulations, Methods of Use in Specific Patient Populations, and Clinical Dosing Expires 2035 SYN - 010’s Strategic Patent Position 22 Patents : ~55 U.S. and Foreign Granted and ~20 U.S. and Foreign Pending

SYN - 004 Prevention of C. difficile Infection and AAD

Collateral Damage Caused by Antibiotic Use • Antibiotics • Prevent/treat primary infections • Carried to liver, transported to bile and excreted via large intestine • May unintentionally upset natural balance of gut microbiome by killing off good bacteria • May create a environment in the gut conducive to antibiotic resistance • A microbial imbalance in the gut microbiome provides an opportunity for overgrowth of harmful pathogenic organisms (e.g., C. difficile ) which may cause severe diarrhea, damage to the colon and in some cases death Imbalance of the gut microbiome 24 million patients are administered IV antibiotics annually in the U.S. 1 1 - This information is an estimate derived from the use of information under license from the following IMS Health Incorporated inf ormation service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and repu blication. 24

C. difficile Infections (CDI) Preventing CDIs is a national priority 1 Leffler DA et al. N Engl J Med 2015; 372:1539 - 1548. 2 (APIC) National Prevalence Study of Clostridium difficile in U.S. Healthcare Facilities. November 11, 2008. 3 Louie TJ, et al. N Engl J Med 2011;364:422 – 31. 4 Cornely OA, et al. Lancet Infect Dis 2012;12:281 – 9. 5 Vardakas KZ, et al. Int J Antimicrob Agents 2012;40:1 – 8. 6 Lofgren ET et al. Epidemiology 2014; 25: 570 - 5. 7 Zimlichman E, et al. JAMA Intern Med 2013 8 https://www.whitehouse.gov/sites/default/files/docs/national_action_plan_for_combating_antibotic - resistant_bacteria.pdf ; 173 : 2039 - 46 . 25 #1 Most prevalent hospital - acquired infection in the U.S., according to the CDC 453,000 Number of patients infected with C. difficile annually 1 4 - 7 Number of extra days patients with C. difficile are hospitalized on average 2 25% Percentage of patients who experience a recurrence within 1 - 3 months 3 - 5 $1.5B Total cost of hospitalizations due to increasing annual expenditures related to C. difficile patients 6 - 7 29,000 Number of C. difficile - related deaths annually 8

Public Policy Tailwind Global concern is growing around the spread of antibiotic resistance Gain Act - 2012 • Fast - Track, Priority Review, +5 - yr 21 st Century Cures Act – 2015 • Smaller Trials, Limited Populations DISARM Act* - 2015 • Medicare Reimbursement March 2015 National Action Plan • Combat Antibiotic Resistance • Promote Development pf New Antibiotics Declaration on Combatting Antibiotic Resistance – 2016 • Collaborative action by industry & governments CDC BAA – 2016 • Microbiome assessment and intervention to address antibiotic resistance *Legislation Pending 26

Paradigm Shift

Fewer CDIs expected with co-administration of SYN-004

Current Paradigm

Antibiotics
- β-lactam
- Fluoroquinolone
- Clindamycin
- Other

C. difficile Infections (CDI)

Treatments
- Metronidazole
- Vancomycin
- Fidaxomicin

SYN-004 Paradigm

SYN-004 + beta-lactam antibiotics* → **PREVENTION** → **SYN-004 designed to protect the natural balance of the gut microbiome during antibiotic use**

First generation candidate (P1A) was successfully evaluated in over 250 subjects in European Phase 1 and Phase 2 clinical trials with ampicillin and piperacillin[1,2]

P1A had reduced efficacy against cephalosporins (e.g. ceftriaxone)

* Intended to include penicillins plus cephalosporins
[1]Tarkkanen A et al. (2009) *Antimicrob Agents Chemother.* 53: 2455-62.
[2]Pitout JD (2009) *Curr Opin Investig Drugs* 10: 838-44

27

Synthetic BIOLOGICS

SYN - 004 Co - Administered with Certain IV Antibiotics Designed to neutralize beta - lactam antibiotics in GI tract SYN - 004 Antibiotic To view the SYN - 004 mechanism of action video, please visit: http://www.syntheticbiologics.com/SYN - 004 1. SYN - 004 is an oral enzyme tablet (blue) to be co - administered with IV antibiotics (yellow). 3. SYN - 004 is intended to remain in the GI tract and neutralize IV antibiotics (black), protecting the natural balance of the gut microbiome . 2. IV antibiotics can upset the natural balance of the gut microbiome , killing “good” bacteria, allowing for the overgrowth of C. difficile . 4. Co - administration of SYN - 004 is intended to allow the IV antibiotic (yellow) to treat the primary infection while protecting the gut microbiome (blue), and preventing CDI. 28

SYN-004 Protects the Microbiome from Antibiotic Damage

SYN-004 prevented ceftriaxone-mediated changes in pig fecal microflora



Day
-7
-4
+4
+8
Ceftriaxone
Ceftriaxone + SYN-004
Ceftriaxone (Day 0)
1.5
1.0
0.5
0.0

Heat map shows log relative abundance of microbial genes in pig feces. Each square represents a microbial species present in an individual microbiome.

Species that overgrew in ceftriaxone alone cohort.

Species that were depleted in ceftriaxone alone cohort.

Ceftriaxone + SYN-004 NOT significantly different to baseline (Day -4) →

	Day 8 vs Day -4[1]	
	Ceftriaxone Alone	Ceftriaxone SYN-004[2]
Chi-sq	469.93	79.22
P	7.5×10^{-25}	0.38

[1]Dirichlet-Multinomial model Likelihood Ratio Test
[2]SYN-004 did not alter ceftriaxone IV plasma levels measured 1 and 6 h after dosing on Day 2

29

Synthetic BIOLOGICS

Header: Calibri (Body) – font 27 Sub - header: Calibri (Light) – font 22 SYN - 004 Phase 2a Proof - of - Concept Clinical Trial Ceftriaxone intestinal chyme concentrations - study 1, periods 1 and 2 (n=8*) 2 ¹ For subjects 1006 and 1011 (not shown), SYN - 004 was detected later in their chyme (6.5 and 8.5 h) but still fully degraded ceftriaxone once it appeared Ceftriaxone 1g IV infusion SYN - 004 Oral SYN - 004 Oral • Residual ceftriaxone in intestinal chyme degraded when SYN - 004 present ¹ • Degradation occurred earlier in patients treated to steady state with esomeprazole (consistent with earlier release of SYN - 004) • Mean ceftriaxone concentrations were generally lower for the 150 mg SYN - 004 regimen than for the 75 mg SYN - 004 regimen. Ceftriaxone 1g IV infusion Residual ceftriaxone in intestinal chyme was degraded when SYN - 004 was present Ceftriaxone began to be detected in the chyme ~1 hr post infusion and peaked around 5 – 6 hrs for most subjects

SYN - 004 Phase 2a Proof - of - Concept Clinical Trial Ceftriaxone plasma concentrations (ng/ml) vs. time ( hrs ) 31 The ceftriaxone concentration in plasma was determined by a validated LC/MS - MS method. Assay LLOQ = 100 ng/ml Study 1 (n=10) Study 2 (n=14) Mean ceftriaxone concentration vs. time profiles in plasma were superimposable after a 1 g IV infusion with and without concomitant oral SYN - 004 administration. Mean ceftriaxone concentration vs. time profiles in plasma were superimposable after a 1 g IV infusion in the presence of oral SYN 004 with and without concomitant oral esomeprazole at steady - state.

SYN-004

Phase 2b proof-of-concept trial design (ongoing)

~75 Global Clinical Sites

~370 patients

~210 Patients enrolled as of 5/16/2016

1:1

SYN-004 + Ceftriaxone

Placebo + Ceftriaxone

Primary Endpoint:
- Prevention of CDI and *C. difficile* associated diarrhea (CDAD)

Secondary Endpoint:
- Prevention of AAD*

Exploratory Endpoint:
- Evaluate ability to limit disruption of gut microbiome diversity, also known as dysbiosis.

Interim Analysis of Blinded Data by Independent Monitor Committee:
- First 120 patients, and 10 cases of CDI
- Evaluate baseline rate of CDI in placebo group

32

33 Patented SYN - 004 Composition of Matter Expires 2031 Patented Other Beta - Lacatamase Composition of Matter and Uses Expires 2035 Pending Patent Applications on SYN - 004 Methods of Manufacture, Clinical Dosing and Formulation, Methods of Treatment, etc. Expires 2035/2036 Patents : ~40 U.S. and Foreign Granted and ~30 U.S. and Foreign Pending SYN - 004: Strong Patent Position

SYN - 004: Market Potential Intended to target certain IV beta - lactam antibiotics * Estimate based on the following assumptions: Cost of SYN - 004/day of $100 x 117M days of “SYN - 004 target” β - lactam antibiotics in 2014 1 - Arlington Medical Resources (AMR), a Decision Resources Group Company, 2014 Audits of Acute Care Hospital Antibiotic Utilizat ion . 34 117M 16.7M 453K SYN - 004 Potential U.S. Market ~$12 Billion* 117M: Average days of SYN - 004 administered with target IV beta - lactam antibiotics 1 16.7M: Hospitalized patients 1 453K: New patients infected with C. difficile annually in the U.S.

Financial Highlights

Financial Snapshot • Cash balance (as of 3/31/16): ~$15.1 million • Current Price: $1.83 (as of 6/20/16) • 52 Week Range: $0.93 - $4.32 • Average Volume (3 months): 1,081,550 • Shares Outstanding: ~91 million (as of 3/8/16) • Options Outstanding: ~8.9 million* • Warrants Outstanding: ~7.9 million** • Headquarters in Rockville, Maryland * As of 12/31/2015 weighted average exercise price is $2.14 ** As of 12/31/2015 weighted average exercise price is $1.79 36

Company Highlights • Advancing and developing gut microbiome therapeutics while targeting pathogen - specific diseases • Two lead microbiome - focused, billion - dollar market, potential drug candidates in Phase 2 • SYN - 010 is the only therapeutic in development that targets etiology of IBS - C symptoms - Phase 2 data demonstrate achievement of primary and secondary endpoints • SYN - 004 for prevention of C. difficile infection and antibiotic - associated diarrhea (AAD) - Phase 2a data demonstrate ceftriaxone is degraded to protect microbiome • Robust pipeline of discovery and preclinical therapeutic programs • Pertussis (Whooping Cough) • Phenylketonuria (PKU) • Oral Intestinal Alkaline Phosphatase (IAP) 37

Milestones: Achieved & Upcoming Therapeutic Area/Product Candidate Timeline IBS - C – SYN - 010: Phase 2 (1 st study; acute, placebo - controlled) 2Q 2015 – Initiated Phase 2 4Q 2015 – Reported Phase 2 topline data Phase 2 (2 nd study; extension, SYN - 010 42mg) 4Q 2015 – Initiated Phase 2 1Q 2016 – Reported Phase 2 topline data Hold end of Phase 2 Meeting with FDA Summer 2016 Pivotal Phase 3 trial 2H 2016 – Initiate Phase 3 trial CDI/AAD Prevention – SYN - 004: Phase 1a/1b 1Q 2015 – Positive topline Phase 1b results 1Q 2015 – Positive Phase 1a/1b PK data Phase 2a open - label (1 st ileostomy study; ceftriaxone) 1Q 2015 – Initiated Phase 2a 4Q 2015 – Reported supportive Phase 2a topline data Phase 2a open - label (2 nd ileostomy study; ceftriaxone + PPI) 2Q 2015 – Initiated Phase 2a 2Q 2016 – Reported positive Phase 2a topline data Phase 2b proof - of - concept ( double - blind, placebo - controlled) 3Q 2015 – Initiated Phase 2b trial 2H 2016 – Interim analysis of blinded data by independent monitor committee 2017 – Plan to announce topline data from Phase 2b Pivotal Phase 3 trial(s) 2017 – Initiate Phase 3 trial(s) 38

Investor Slide Deck June 2016 SYN – June 2016 Slide Deck (6.27.2016)